INCOME TAXES - Reconciliation of Effective Tax Rate (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Effective Income Tax Rate Reconciliation
Expected income tax (expense) benefit	$ (417)	$ (273)	$ 291
Non-taxable investment income	50	79	91
Tax audit interest	(13)	(14)	(8)
Tax settlements/uncertain tax position release	0	0	231
Tax credits	17	28	21
Deferred tax adjustment	(21)	0	0
Other	(4)	(12)	1
Total	$ (388)	$ (192)	$ 627